UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 26, 2011

FIDELITY NATIONAL INFORMATION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 001-16427

Georgia	37-1490331
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

601 Riverside Avenue, Jacksonville, Florida	32204
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (904) 854-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On January 26, 2011, the Board of Directors of Fidelity National Information Services, Inc. (the “Company”) approved amendments to Article Two of the Amended and Restated Bylaws of the Company (as amended and restated, the “Bylaws”) to provide for majority voting in non-contested director elections. The Board of Directors adopted amendments to Article Two, Section 2.3 of the Bylaws to change the vote standard for the election of directors in a non-contested election from a plurality to a majority of the votes cast. Under the adopted majority voting standard, a majority of the votes cast means that the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that director nominee. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast.
     If a director nominee who is serving as an incumbent director is not elected at an annual meeting, Georgia law provides that the director would continue to serve on the Board of Directors until such director’s respective successor is elected and qualified, or until such director’s earlier resignation or removal. Therefore, in connection with the adoption of the majority voting standard, the Board of Directors has established procedures set forth in a Majority Voting Policy (the “Policy”) under which an incumbent director may become a director nominee only if such person submits an irrevocable resignation that shall be effective if (i) that person shall not receive a majority of the votes casts in an election that is not a contested election, and (ii) the Board of Directors shall accept that resignation in accordance with the Policy. The Policy provides that the Board of Directors shall decide, through a process managed by the Nominating and Corporate Governance Committee of the Board of Directors, whether to accept or reject the resignation, or whether other action should be taken.
     The foregoing is a summary of the amendments to the Bylaws, the full text of which is set forth in the Bylaws, as amended and restated as of January 26, 2011, attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
     3.1 Amended and Restated Bylaws, as amended and restated as of January 26, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
	By:	/s/ Michael L. Gravelle
		Name:	Michael L. Gravelle
Date: January 28, 2011		Title:	Executive Vice President and Chief Legal Officer

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws, as amended and restated as of January 26, 2011.